UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant To Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report
(Date of earliest event reported)           December 23, 2003
                                            -----------------

                                     1-13859
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                             Commission File Number

                         AMERICAN GREETINGS CORPORATION
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               (Exact name of registrant as specified in Charter)

              Ohio                                        34-0065325
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

One American Road, Cleveland, Ohio                          44144
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(Address of principal executive Offices)                  (Zip Code)

Registrant's telephone number, including area code       (216)  252-7300
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ITEM 7. Financial Statements and Exhibits.

(c) Exhibits.

The following is furnished as an Exhibit to this Report. Exhibit 99(a) - Earnings Release - Third Quarter Ended November 30, 2003.

ITEM 12. Results of Operations and Financial Condition.

On December 23, 2003, American Greetings Corporation ("the Corporation") reported its results for the nine months and third quarter ended November 30, 2003. The Corporation's earnings release for the nine months and third quarter ended November 30, 2003 is furnished as Exhibit 99(a) to this Form 8-K.

The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Corporation has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted EBITDA is presented in the earnings release because management believes that it is of interest to its investors and lenders in relation to its debt covenants, as certain of the debt covenants include adjusted EBITDA. The Corporation defines adjusted EBITDA as earnings before interest expense, income taxes, depreciation, amortization and certain other charges as specified in its debt agreements. Adjusted EBITDA does not represent cash flow from operations, as defined by generally accepted accounting principles in the United States. Adjusted EBITDA should not be considered as a substitute for net income or loss, or as an indicator of operating performance or whether cash flows will be sufficient to fund cash needs.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN GREETINGS CORPORATION

                                            By  /s/ Joseph B. Cipollone
                                                ----------------------------
                                                Joseph B. Cipollone
                                                Vice President
                                                Corporate Controller
                                                Chief Accounting Officer

December 23, 2003

                                  EXHIBIT INDEX

Exhibit
No.
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99(a)   Earnings Release - Third Quarter Ended November 30, 2003.